Exhibit 99.1

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Innovative Science for a Healthier Planet Corporate Overview April 2017

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements, and any statements other than statements of historical fact could be deemed to be forward - looking statements . These forward - looking statements include, among other things, statements regarding future events, such as the anticipated growth rates of Amyris’s target markets, the size of Amyris’s available market, the anticipated growth of Amyris’s collaboration revenue, product margin and value share margin, the expected size of Amyris’s revenue opportunity in collaborations and personal care, health & nutrition and performance materials markets, expected product sales growth and product sales potential, and anticipated launches of new products in Amyris’s pipeline, that involve risks and uncertainties . These statements are based on management’s current expectations and actual results and future events may differ materially due to risks and uncertainties, including risks related to Amyris’s liquidity and ability to fund operating and capital expenses, timing and execution risks associated with manufacturing, uncertainty regarding consummating potential transactions, including the timing thereof, and growth in sales, potential delays or failures in development, production and commercialization of products, risks related to Amyris's reliance on third parties to achieve its goals, and other risks detailed in the “Risk Factors” section of Amyris’s annual report on Form 10 - K filed on April 17 , 2017 . Amyris disclaims any obligation to update information contained in these forward - looking statements whether as result of new information, future events, or otherwise . Cautionary Notes

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Amyris at a Glance for 2016 Brands with “Amyris inside” over 500 Consumers touched by Amyris 200M Commercial products 15 Revenue producing partners 14 c.a. $50M Avg. collaboration inflows/yr Product sales $26.3M Product Pipeline >100 Products Produced to date 6 New in 2016 7 New in 2016 +77% in 2016 Up 30% in 2016 Up 30% in 2016 +400% in 2016

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Our Mission – Enable a healthier planet, one molecule at a time Our Promise – Lower cost, better performing ingredients that enable our Partners to disrupt their fastest growing markets Lowest cost producer High performance materials Sustainably sourced and produced High investment returns

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Over 90% of our product revenue growth supported by World Class partners and existing agreements Health & Nutrition • Pharma • Nutraceuticals • Food Ingredients Personal Care • Fragrance ingredients • Skin Care • Cosmetic Actives Performance Materials • Lubricants • Polymers • Adhesives 2015 - 2016 Revenue Growth and Target Gross Margin Over 70% annual Revenue Growth Over 70% annual Revenue Growth Sample Partners Over 50% annual Revenue Growth

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Growth driven by strong fundamental trends Health & Wellness Global Shifts Market Volatility Health & Nutrition Personal Care Performance Materials Food consumption Healthcare concerns Aging population Growing population Sustainability push Increased wealth Resource allocation Urbanization Supply chain security Our current targets are expanding at double - digit annual growth rates

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Our integrated technology platform provides access to over $200B of available market

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 We Deliver Lower CapEx, Disruptive Growth & Better Chemistry Synthetic Chemistry + + + Industrial Biotech Amyris has industrialized biotechnology - delivering predictable scale - up - lower capex manufacturing - disruptive low - cost production into target markets - We are making complex chemistry simple and available

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Distinctive and Advantaged Business Model Removes Product and Market Risk while Funding Development 1 2 3 4 Target Develop Supply Profit split Upfront funding Milestone payments from partner Sale and profit on shipment to partner Split profit on partners downstream sale Benefits of model • Covers direct R&D costs • High investment returns from funded development • Long - term annuity from product profit share

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Value Share Business Model enables sector leading growth Collaboration Revenue Product Margin Value Share Margin Collaboration Revenue Product Margin Value Share Gross Margin Time Current point in time

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Historical Actual and Targeted Revenue Opportunity* 2015 2016 2017 2018 2019 Collaboration revenue Personal Care Performance Material Health & Nutrition *Targeted revenue opportunity based on current partners and pipeline

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 BIOLDING INVESTMENTS All others Leading Shareholders and Board of Directors Geoff Duyk John Melo Patrick Yang Former Global Head, Technical Operations Roche/Genentech Christophe Vuillez Carole Piwnica Director, NAXOS BIOLDING INVESTMENTS HH Sheikh Abdullah bin Khalifa Al Thani Neil Williams CFO, Intuit Fernando Reinach Managing Partner, Pitanga Fund John Doerr Bram Klaeijsen Former President, Cargill Asia 22% 18% 45% 2% 6% 3% 3% 1% Main shareholders

Copyright © 2017 Amyris, Inc. All rights reserved. 232/151/55 0/90/132 145/145/149 178/187/30 185/52/75 105/109/17 117/76/12 Leading technology platform in sector , IP protected, broad application to multiple, high - growth industries Collaboration portfolio and pipeline with product sales potentially exceeding $2 billion Proven, commercial scale production of several highly bio - engineered products with 3 - 4 new launches planned annually Annual product sales growth exceeding 100% and expected to continue Amyris Investment Highlights 1 2 3 4